GE Investments Funds, Inc.	Summary Prospectus May 1, 2011

Total Return Fund

Class 3  GETTX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-493-3042 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

Fees and Expenses of the Fund

The following table describes the fees that you may pay if you buy and hold shares of the Fund, but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

Shareholder Fees (fees paid directly from your investment):

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Class 3
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (includes an Investor Service Plan fee of 0.20% of the average daily net assets)	0.23%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.00%
Expenses Reimbursed/Fees Waived by Adviser	0.02%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.98%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3	$100	$312	$542	$1,200

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective. The Fund may also invest in various types of derivatives to gain exposure to certain types of securities as an alternative to investing directly in such securities, to manage currency exposure and interest rate exposure (also known as duration), and to manage exposure to credit quality.

The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

•	strong earnings growth

•	favorable valuation

•	attractive prices

•	a presence in successful industries

•	high quality management focused on generating shareholder value

•	large or medium capitalization (meaning a market capitalization of $2 billion or more)

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitations with respect to the maturities of the instruments in which it may invest.

The Fund may also invest to a lesser extent in high yield securities (also known as “junk bonds”), equity and debt securities of companies that are located in emerging market countries, small-capitalization securities and securities of U.S. issuers that are principally engaged in or related to the real estate industry.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-09, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold.

Mid-Cap Company Risk is the risk of investing in securities of mid-cap companies that could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S., and investments may be less liquid.

GE Investments Funds Summary Prospectus

May 1, 2011

Currency Risk is the risk that the values of foreign investments may be affected by changes in currency rates or exchange control regulations. If a foreign currency weakens against the U.S. dollar, the value of a foreign investment denominated in that currency would also decline in dollar terms.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates.

Allocation Risk is the risk that GE Asset Management may not allocate assets of the Fund among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations, may have valuations that are different from those produced using other methodology, and that the security may be sold at a discount to the value established by the Fund.

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value.

High Yield Securities Risk is the risk that high yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Emerging Markets Risk is the risk of investing in securities of companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging markets countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

REIT-Specific Risk is the risk that an investment in the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values.

Real Estate Securities Risk is the risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. For example, the methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

It is possible to lose money on an investment in the Fund, and this risk of loss is heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of two broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-493-3042.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	11.31	(quarter ended June 30, 2009)
Lowest	-15.94	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(as of December 31, 2010)

	1 Year	Since Inception (4/30/06 for Index)
Class 3 (inception 5/1/06)	9.37	2.33
S&P 500® Index (does not reflect fees, expenses or taxes)	15.06	1.27
Barclays Capital U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	6.54	6.41

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Investment Sub-Advisers

Palisade Capital Management, L.L.C. (for small-cap equity investments only)

Urdang Securities Management, Inc. (for real estate related investments only)

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Paul M. Colonna	6 years	President and Chief Investment Officer — Fixed Income
Greg Hartch	Less than 1 year	Senior Vice President
Ralph Layman	14 years	President and Chief Investment Officer — Public Equities
Thomas R. Lincoln	3 years	Senior Vice President
Diane M. Wehner	5 years	Senior Vice President
David Wiederecht	Less than 1 year	President and Chief Investment Officer — Investment Strategies

Purchase and Sale of Fund Shares

The Fund does not offer its shares to the general public. The Fund currently offers shares of each class only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

GE Investments Funds, Inc. has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Tax Information

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. GE Investments Funds, Inc. and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

GEI SP TR3 5-2011

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